Exhibit 99.2

Montpelier Re Holdings Ltd.


Financial  Supplement


June 30, 2005



Contact:      Neil McConachie   Treasurer and Chief Accounting Officer
              telephone: (441) 297 9576   email: neil.mcconachie@montpelierre.bm


This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement may contain, and Montpelier may from time to time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control, that could cause actual results to differ materially from such statements. In particular, statements using words such as "may", "should", "estimate", "expect", "anticipate", "intend", "believe", "predict", "potential", or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results, future dividends or future repurchases to differ include, but are not necessarily limited to: market conditions affecting Montpelier's common share price; our short operating and trading history; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the estimates reported by syndicates under existing QQS contracts; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; unanticipated adjustments to premium estimates; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the impact of terrorist activities on the economy; competition resulting from: growining capital levels in the reinsurance industry, in some cases, declining demand due to, among other things, increased retentions by cedants, and other factors; and rating agency policies and practices. The Company's forward-looking statements concerning market fundamentals could be affected by changes in demand, pricing and policy term trends and competition. These and other events that could cause actual results to differ are discussed in detail in "Risk Factors" contained in Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

Montpelier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2005
                               Table of Contents

   1          Organizational Chart

   2          Consolidated Financial Highlights

   3          Summary Consolidated Balance Sheets

   4          Summary Consolidated Income Statements

   5          Earnings Per Share

   6          Fully Converted Book Value Per Share

   7          Return on Equity

   8          Premium by Category by Quarter

   9          Losses and Loss Ratios

   10         Investments

   11         Capital

   12         Net Income Reconciliation

   13         Non-GAAP Financial Measures

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2005
                              Organizational Chart


                         *****SEE SUPPLEMENTAL PDF*****

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2005
                  Consolidated Financial Highlights (unaudited)
                    $ in millions, except per share amounts


                                                                                                          % change
                                                                         Three months ended June 30     Q2-05 vs.
                                                                                 2005           2004      Q2-04
                                                                        ----------------------------- -------------
Gross premiums written                                                  $     275.6     $     210.4         31%

Net premiums written                                                    $     231.6     $     182.2         27%

Net premiums earned                                                     $     227.1     $     193.6         17%

Net investment income                                                   $      19.1     $      16.3         17%

Net income, excluding net realized gains (losses)(1)                    $      95.6     $     106.6        -10%

Net income                                                              $     108.7     $     107.0          2%

Comprehensive income                                                    $     110.6     $      59.7         85%

Operating cash flow                                                     $      70.6     $     141.0        -50%

Loss and loss adjustment expense ratio                                         35.9%           20.7%
Acquisition costs ratio                                                        22.0%           22.7%
Administrative expense ratio                                                    6.7%            7.6%
Combined ratio                                                                 64.6%           51.0%

Diluted earnings per share, excl net realized gains(2)                  $      1.42     $      1.56
Diluted earnings per share                                              $      1.62     $      1.57

Fully converted book value per share(3)                                 $     22.45     $     26.81

Total return to shareholders(4): Quarter                                        7.4%            2.7%
Total return to shareholders(4): Rolling 12 months                             10.2%           24.4%

Dividend per share / warrant                                            $      0.36     $      0.34


(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 12 for reconciliation to net income and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(2) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 5 for a reconciliation to diluted earnings per share and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(3) See Page 6 for calculation and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(4) Incorporates increase in fully converted book value per share and dividends accrued to shareholders. See page 7 for more detail and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2005
                  Summary Consolidated Balance Sheets (unaudited)
                    $ in millions, except per share amounts


                                                    June 30        Mar 31        Dec 31        Sep 30       June 30      Mar 31
                                                      2005          2005          2004          2004        2004         2004
                                                  ------------  ------------  ---------------------------------------------------
ASSETS
Investments and cash and cash equivalents         $   2,260.2   $   2,237.5   $   2,598.7   $   2,598.6   $ 2,449.3   $  2,427.4
Securities lending collateral                           350.9         343.2         420.8         480.4       531.7        420.2
Premiums receivable                                     303.1         274.6         173.8         255.9       331.6        312.3
Deferred acquisition costs                               82.9          68.9          59.0          70.5        76.6         70.9
Reinsurance recoverable                                 122.3         111.3          94.7          55.7         6.5          7.1
Unearned premium ceded                                   47.9          24.7          17.0          39.0        45.9         32.3
Other assets                                             78.8          38.1          34.1          31.1        33.8         28.1
                                                  ------------  ------------  ------------  ------------  ----------  -----------

     Total Assets                                 $   3,246.1   $   3,098.3   $   3,398.1   $   3,531.2   $ 3,475.4   $  3,298.3
                                                  ------------  ------------  ------------  ------------  ----------  -----------


LIABILITIES
Loss and loss adjustment expense reserves               583.8         590.7         549.5         573.1       309.8        276.3
Unearned premium                                        422.3         394.2         287.6         403.8       449.7        447.6
Securities lending payable                              350.9         343.2         420.8         480.4       531.7        420.2
Senior notes                                            249.0         249.0         249.0         248.9       248.9        248.9
Other liabilities                                       177.0         143.4         139.3         161.5       171.0        135.3
                                                  ------------  ------------  ------------  ------------  ----------  -----------

     Total Liabilities                            $   1,783.0   $   1,720.5   $   1,646.2   $   1,867.7   $ 1,711.1   $  1,528.3


SHAREHOLDERS' EQUITY                              $   1,463.1   $   1,377.8   $   1,751.9   $   1,663.5   $ 1,764.3   $  1,770.0
                                                  ------------  ------------  ------------  ------------  ----------  -----------

     Total Liabilites and Shareholders' Equity    $   3,246.1   $   3,098.3   $   3,398.1   $   3,531.2   $ 3,475.4   $  3,298.3
                                                  ------------  ------------  ------------  ------------  ----------  -----------


Fully converted book value per share(1)           $     22.45   $     21.24   $     26.75   $     25.58   $   26.81   $    26.44

(1) See Page 6 for calculation and Page 13 for a discussion of our use of Non-GAAP Financial Measures.


                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2005
                  Summary Consolidated Income Statements (unaudited)
                    $ in millions, except per share amounts


                                                                                                            Full Year
                                       Q2-05          Q1-05         Q4-04         Q3-04         Q2-04         2004
                                    ------------  ------------  ------------------------------------------------------
Gross premiums written              $     275.6   $     306.3   $     108.9   $     184.5   $     210.4   $     837.0
Net premiums written                      231.6         279.4          98.9         170.9         182.2         749.3
Net premiums earned                       227.1         180.5         193.1         210.0         193.6         787.5
Net investment income                      19.1          21.4          19.5          18.0          16.3          69.1
Net realized gains on investments          16.9          12.3           2.0           2.0           1.4           7.2
Net foreign exchange gains (losses)        (3.8)         (3.3)          5.8           1.2          (1.0)          7.0
                                    ------------  ------------  ------------  ------------  ------------  ------------

      Total Revenues                      259.3         210.9         220.4         231.2         210.3         870.8

Loss and loss adjustment expenses          81.5          79.5          55.0         263.4          40.2         404.9
Acquisition costs                          49.9          37.4          40.6          32.6          43.9         152.7
General and admin expenses                 15.2          15.2          17.9           8.9          14.8          55.3
Financing expense                           4.0           4.3           4.6           4.3           4.4          17.5
                                     -----------   -----------   -----------   -----------   -----------   -----------

      Total Expenses                      150.6         136.4         118.1         309.2         103.3         630.4

Income (loss) before taxes                108.7          74.5         102.3         (78.0)        107.0         240.4

                                    ------------  ------------  ------------  ------------  ------------  ------------
      Net income (loss)             $     108.7   $      74.5   $     102.4   $     (78.2)  $     107.0   $     240.3
                                    ------------  ------------  ------------  ------------  ------------  ------------

                                    ------------  ------------  ------------  ------------  ------------  ------------
      Comprehensive income (loss)   $     110.6   $      36.0   $     106.8   $     (59.8)  $      59.7   $     241.7
                                    ------------  ------------  ------------  ------------  ------------  ------------

Loss ratio                                 35.9%         44.1%         28.5%        125.5%         20.7%         51.4%
Acquisition costs ratio                    22.0%         20.7%         21.0%         15.5%         22.7%         19.4%
Administrative expense ratio                6.7%          8.4%          9.3%          4.2%          7.6%          7.0%
                                    ------------  ------------  ------------  ------------  ------------  ------------
      Combined ratio                       64.6%         73.2%         58.8%        145.2%         51.0%         77.8%
                                    ------------  ------------  ------------  ------------  ------------  ------------

Basic earnings (loss) per share     $      1.72   $      1.19   $      1.65   $     (1.26)  $      1.70   $      3.84
Diluted earnings (loss) per share   $      1.62   $      1.11   $      1.53   $     (1.26)  $      1.57   $      3.55

Dividend per share / warrant        $      0.36   $      5.86   $      0.34   $      0.34   $      0.34   $      1.36


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2005
                         Earnings Per Share (unaudited)
                     $ in millions, except per share amounts


                                                                                                                        Full Year
                                                    Q2-05         Q1-05         Q4-04         Q3-04         Q2-04            2004
                                                ------------  ------------  ------------------------------------------------------
Basic earnings (loss) per common share:

Net income (loss) available to common
 shareholders                                   $     108.7   $      74.5   $     102.4   $     (78.2)  $     107.0   $     240.3

Weighted avg common shares outstanding - basic   63,327,564    62,580,009    62,033,732    62,012,065    63,078,809    62,633,467

                                                ------------  ------------  ------------  ------------  ------------  ------------
   Basic earnings (loss) per common share       $      1.72   $      1.19   $      1.65   $     (1.26)  $      1.70   $      3.84
                                                ------------  ------------  ------------  ------------  ------------  ------------


Diluted earnings (loss) per common share:

Net income (loss) available to common
 shareholders                                   $     108.7   $      74.5   $     102.4   $     (78.2)  $     107.0   $     240.3
Weighted avg common shares outstanding - basic   63,327,564    62,580,009    62,033,732    62,012,065    63,078,809    62,633,467
Dilutive effect of warrants                       3,621,290     4,084,240     4,049,262             -     3,780,365     3,967,866
Dilutive effect of stock options                          -       615,529       985,258             -     1,083,017     1,105,639
Dilutive effect of share equivalents                    733             -             -             -             -             -
Weighted avg common & common equivalent shares   66,949,587    67,279,778    67,068,252    62,012,065    67,942,191    67,706,972
  outstanding - diluted

                                               ------------  ------------  ------------  ------------  ------------  ------------
   Diluted earnings (loss) per common share     $      1.62   $      1.11   $      1.53   $     (1.26)  $      1.57   $      3.55
                                               ------------  ------------  ------------  ------------  ------------  ------------


Diluted earnings (loss) per common share, excluding net realized gains / losses (1):

Diluted earnings (loss) per common share        $      1.62   $      1.11   $      1.53   $     (1.26)  $      1.57   $      3.55
Impact of net realised gains / losses & FX
 translation                                          (0.20)        (0.14)        (0.12)        (0.05)        (0.01)        (0.21)

   Diluted earnings (loss) per common share,
                                                ------------  ------------  ------------  ------------  ------------  ------------
   excluding net realized gains / losses        $      1.42   $      0.97   $      1.41   $     (1.31)  $      1.56   $      3.34
                                                ------------  ------------  ------------  ------------  ------------  ------------


(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 13 for a discussion of our use of Non-GAAP Financial Measures.


                                     PAGE 5

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2005
                Fully Converted Book Value Per Share (unaudited)
                     $ in millions, except per share amounts


                                                         June 30      Mar 31       Dec 31       Sep 30       June 30      Mar 31
                                                          2005         2005         2004         2004         2004         2004
                                                      ------------ ------------ ---------------------------------------------------
Numerator ($ in millions):

Shareholders' equity                                      1,463.1      1,377.8      1,751.9      1,663.5      1,764.3      1,770.0
Proceeds from assumed exercise of outstanding warrants      119.6        119.6        122.0        122.0        122.0        122.0
Proceeds from assumed exercise of outstanding options           -            -         35.5         40.3         44.1         45.3

                                                      ------------ ------------ ------------ ------------ ------------ ------------
Book value numerator                                  $   1,582.7  $   1,497.4  $   1,909.4  $   1,825.8  $   1,930.4  $   1,937.3
                                                      ------------ ------------ ------------ ------------ ------------ ------------


Denominator (in shares):

Common voting shares outstanding                       63,327,564   63,327,564   62,131,232   61,853,732   62,251,232   63,442,597
Shares issueable upon exercise of outstanding warrants  7,172,358    7,172,358    7,319,160    7,319,160    7,319,160    7,319,160
Shares outstanding upon exercise of outstanding
 options                                                        -            -    1,922,500    2,200,000    2,427,500    2,500,000
Shares issueable upon conversion of outstanding share
 equivalents                                                2,200            -            -            -            -            -

                                                      ------------ ------------ ------------ ------------ ------------ ------------
Book value denominator                                 70,502,122   70,499,922   71,372,892   71,372,892   71,997,892   73,261,757
                                                      ------------ ------------ ------------ ------------ ------------ ------------


Fully converted book value per common voting and
                                                      ------------ ------------ ------------ ------------ ------------ ------------
common equivalent voting share (1)                    $     22.45  $     21.24  $     26.75  $     25.58  $     26.81  $     26.44
                                                      ------------ ------------ ------------ ------------ ------------ ------------

(1)  See Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                                     PAGE 6


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2005
                          Return on Equity (unaudited)


                                           Q2-05     Q1-05      Q4-04     Q3-04     Q2-04     Q1-04     Q4-03     Q3-03     Q2-03
                                         --------- --------- ---------------------------------------------------------------------
Comp Inc/Avg S/Hs' equity(1) : Quarter        7.8%      2.3%      6.3%     -3.5%      3.4%      7.9%      6.9%      6.2%      8.2%

Comp Inc/Avg S/Hs' equity(1) : Rolling 12
 months                                      13.1%      8.5%     14.4%     15.1%     26.6%     32.6%     32.6%     34.5%     32.4%


FCBVPS(2)                                $  22.45  $  21.24  $  26.75  $  25.58  $  26.81  $  26.44  $  24.92  $  23.72  $  22.42

Dividend per share/warrant(3)            $   0.36  $   5.86  $   0.34  $   0.34  $   0.34  $   0.34  $   0.34  $      -  $      -

Dividend Yield(3)                             1.7%     21.9%      1.3%      1.3%      1.3%      1.4%      1.4%        -         -


Change in FCBVPS (2): Quarter                 5.7%    -20.6%      4.6%     -4.6%      1.4%      6.1%      5.1%      5.8%      7.7%


Total return (4 ): Quarter                    7.4%      1.3%      5.9%     -3.3%      2.7%      7.5%      6.5%      5.8%      7.7%

Total return(4 ): Rolling 12 months          10.2%      6.5%     13.1%     13.9%     24.4%     30.5%     30.3%     30.2%     28.0%

Compound annual total return (4)             19.4%     18.6%     19.7%     19.2%     22.9%     24.2%     23.1%        -         -

Total return (4 ): Since inception           85.8%        -         -         -         -         -         -         -         -


(1) Comp Inc = Comprehensive Income. Avg S/Hs' Equity = Average Shareholders' equity. See Page 13 for a discussion of our use of Non-GAAP Financial
     Measures.
(2) FCBVPS = Fully converted book value per share. See Page 6 for calculation and Page 13 for a discussion of our use of Non-GAAP Financial Measures.
(3) Dividend per share/warrant in Q1-05 comprises a $0.36 ordinary quarterly dividend and a $5.50 special dividend. Dividend yield is calculated using both ordinary quarterly dividend and special dividend. See Page 13 for a discussion of our use of Non- GAAP Financial Measures.
(4) Total return is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See
     Page 13 for a discussion of our use of Non-GAAP Financial Measures.


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2005
                   Premium by Category by Quarter (unaudited)
                                  $ in millions


                                            Quarter ended     Quarter ended     Quarter ended    Quarter ended    Quarter ended
                                            June 30, 2005      Mar 31, 2005     Dec 31, 2004     Sep 30, 2004     June 30, 2004
                                               $       %         $       %         $      %        $       %         $       %
                                           ----------------  ----------------  --------------------------------------------------
Gross premium written
     Property Specialty                      138.3      50%     79.4      26%     56.0     52%    73.7      40%     96.2      46%
     Property Catastrophe                     86.0      31%    155.8      51%     20.0     18%    69.9      38%     65.7      31%
     Other Specialty                          51.2      19%     70.1      23%     32.8     30%    41.1      22%     43.8      21%
     Qualifying Quota Share                    0.1       0%      1.0       0%      0.1      0%    (0.2)      0%      4.7       2%
                                           ----------------  ----------------  ---------------  ---------------  ----------------

     Total                                   275.6     100%    306.3     100%    108.9    100%   184.5     100%    210.4     100%
                                           ----------------  ----------------  ---------------  ---------------  ----------------

Ceded premium written                        (44.0)            (26.9)            (10.0)          (13.6)            (28.2)

Net premium written                          231.6             279.4              98.9           170.9             182.2

Net premium earned                           227.1             180.5             193.1           210.0             193.6

Ceded premium : Gross premium written %        -16%               -9%               -9%             -7%              -13%


                                           Q2 '05 v Q2 '04   Q1 '05 v Q1 '04   Q4 '04 v Q4 '03  Q3 '04 v Q3 '03  Q2 '04 v Q2 '03
Qtr v Qtr last year                         change   change   change   change   change  change  change   change   change  change
                                               $       %         $       %         $      %        $       %         $       %
                                           ----------------  ----------------  --------------------------------------------------
Gross premium written
     Property Specialty                       42.1      44%     (8.7)    -10%     10.8     24%   (26.5)    -26%     24.7      35%
     Property Catastrophe                     20.3      31%    (18.9)    -11%     (4.0)   -17%    18.8      37%    (23.8)    -27%
     Other Specialty                           7.4      17%      1.0       1%      2.2      7%    10.8      36%     19.4      79%
     Qualifying Quota Share                   (4.6)    -98%     (0.3)    -21%     (3.3)   -98%    35.4      NM      (3.9)    -45%
                                           ----------------  ----------------  ---------------  ---------------  ----------------

     Total                                    65.2      31%    (26.9)     -8%      5.7      5%    38.5      26%     16.4       8%
                                           ----------------  ----------------  ---------------  ---------------  ----------------


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2005
                        Loss and Loss Ratios (unaudited)
                                  $ in millions


                                                                                                          Full Year
                                        Q2-05        Q1-05        Q4-04        Q3-04        Q2-04           2004
                                     ------------ ------------ ------------ ---------------------------------------
Property Specialty
--------------------------------

 Net reserves: start                       184.9        160.8        223.3        129.0        105.5          98.8
 Change in prior AY                        (20.2)        (0.1)        (8.0)        (7.6)       (23.4)        (54.1)
 Paid losses (1)                           (35.2)       (16.7)       (49.3)       (24.5)         4.0         (78.2)
 Incurred losses                            48.1         40.9         (5.2)       126.4         42.9         194.3
                                     ------------ ------------ ------------ ------------ ------------  ------------
 Net reserves: end                         177.6        184.9        160.8        223.3        129.0         160.8
                                     ------------ ------------ ------------ ------------ ------------  ------------

Net loss ratio                              27.4%        60.4%       -18.4%       166.4%        29.3%         51.5%
Prior AY adjusts.                          -19.8%        -0.1%       -11.1%       -10.6%       -35.2%        -19.9%

Paid to incurred                             126%          41%        -373%          21%         -20%           56%

Property Catastrophe
--------------------------------

 Net reserves: start                       108.6        117.9        149.3         38.0         42.7          40.0
 Change in prior AY                         14.1         12.3         (3.7)        (6.7)        (3.8)        (17.8)
 Paid losses (1)                           (26.3)       (29.3)       (60.3)       (14.7)        (4.9)        (81.4)
 Incurred losses                             9.6          7.7         32.6        132.7          4.0         177.1
                                     ------------ ------------ ------------ ------------ ------------  ------------
 Net reserves: end                         106.0        108.6        117.9        149.3         38.0         117.9
                                     ------------ ------------ ------------ ------------ ------------  ------------

Net loss ratio                              33.1%        31.4%        38.2%       139.4%         0.4%         50.3%
Prior AY adjusts.                           19.7%        19.3%        -4.9%        -7.4%        -5.2%         -5.6%

Paid to incurred                             111%         147%         209%          12%        2023%           51%




                                                                                                          Full Year
                                        Q2-05        Q1-05        Q4-04        Q3-04        Q2-04             2004
                                     ------------ ------------ ------------ ---------------------------------------
Other Specialty
--------------------------------
 Net reserves: start                       136.3        128.6         88.7         72.2         58.3          42.9
 Change in prior AY                         (4.4)       (13.5)        (1.1)        (5.0)        (5.1)        (15.3)
 Paid losses (1)                            (8.7)        (4.1)        (4.8)        (3.3)        (1.1)        (11.9)
 Incurred losses                            32.0         25.3         45.8         24.8         20.1         112.9
                                     ------------ ------------ ------------ ------------ ------------  ------------
 Net reserves: end                         155.2        136.3        128.6         88.7         72.2         128.6
                                     ------------ ------------ ------------ ------------ ------------  ------------

Net loss ratio                              53.0%        25.6%       104.8%        46.7%        38.5%         61.7%
Prior AY adjusts.                           -8.5%       -29.2%        -2.6%       -11.8%       -13.1%         -9.7%

Paid to incurred                              32%          35%          11%          17%           8%           12%

Qualifying Quota Share
--------------------------------

 Net reserves: start                        49.6         47.5         56.1         64.1         62.7          60.4
 Change in prior AY                          1.6          4.8         (4.5)        (3.4)        (2.0)        (10.4)
 Paid losses (1)                           (29.2)        (4.9)        (3.2)        (6.9)        (4.0)        (20.6)
 Incurred losses                             0.7          2.2         (0.9)         2.3          7.4          18.1
                                     ------------ ------------ ------------ ------------ ------------  ------------
 Net reserves: end                          22.7         49.6         47.5         56.1         64.1          47.5
                                     ------------ ------------ ------------ ------------ ------------  ------------

Net loss ratio                             136.7%       225.9%      -233.9%       -19.7%        36.4%         18.9%
Prior AY adjusts.                           91.0%       154.8%      -195.7%       -58.6%       -13.2%        -25.6%

Paid to incurred                            1270%          70%         -59%        -627%          74%          268%


(1) Paid losses are shown net of the impact of foreign exchange translation



TOTAL
--------------------------------

 Net reserves: start                       479.4        454.8        517.4        303.3        269.2         242.1
 Change in prior AY                         (8.9)         3.5        (17.3)       (22.7)       (34.3)        (97.6)
 Paid losses (1)                           (99.4)       (55.0)      (117.6)       (49.4)        (6.0)       (192.1)
 Incurred losses                            90.4         76.1         72.3        286.2         74.4         502.4
                                     ------------ ------------ ------------ ------------ ------------  ------------
 Net reserves: end                         461.5        479.4        454.8        517.4        303.3         454.8
                                     ------------ ------------ ------------ ------------ ------------  ------------

Net loss ratio                              35.9%        44.1%        28.5%       125.5%        20.7%         51.4%
Prior AY adjusts.                           -3.9%         1.9%        -9.0%       -10.8%       -17.7%        -12.4%

Paid to incurred                             122%          69%         214%          19%          15%           47%

IBNR as a % of reserves                       58%          60%          62%          70%          72%           62%


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2005
                             Investments (unaudited)
                                  $ in millions


                                              June 30       Mar 31        Dec 31        Sep 30        June 30       Mar 31
                                                 2005          2005          2004          2004          2004          2004
                                           -----------   -----------   -----------   -----------   -------------------------
Market value $
Fixed maturities                            $ 1,947.1     $ 1,882.2     $ 2,325.3     $ 2,277.2     $ 2,137.7     $ 2,113.0
Equity securities                               118.9         113.1         143.5          40.3          41.0          40.5
Other investments                                30.4          19.9          19.3         109.5          88.8          93.4
Cash and cash equivalents                       163.8         222.3         110.6         171.6         181.8         180.5
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Total                                   $ 2,260.2     $ 2,237.5     $ 2,598.7     $ 2,598.6     $ 2,449.3     $ 2,427.4
                                           ===========   ===========   ===========  ============   ===========   ===========

Market value %
Fixed maturities                                   86%           84%           89%           87%           87%           87%
Equity securities                                   6%            5%            6%            2%            2%            2%
Other investments                                   1%            1%            1%            4%            4%            4%
Cash and cash equivalents                           7%           10%            4%            7%            7%            7%
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Total                                         100%          100%          100%          100%          100%          100%
                                           ===========   ===========   ===========  ============   ===========   ===========

Fixed Income Allocation by Market Value
Government & government-sponsored entities  $   978.0     $ 1,093.3     $ 1,385.4     $ 1,504.2     $ 1,497.7     $ 1,533.1
Corporate debt securities                       687.2         593.1         720.7         662.7         513.3         440.4
Mortgage-backed and asset-backed securities     281.9         195.8         219.2         110.3         126.7         139.5
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Total                                   $ 1,947.1     $ 1,882.2     $ 2,325.3     $ 2,277.2     $ 2,137.7     $ 2,113.0
                                           ===========   ===========   ===========  ============   ===========   ===========

Total investment return
    Net investment income                   $    19.1     $    21.4     $    19.5     $    18.0     $    16.3     $    15.3
    Realized gains (losses)                      16.9          12.3           2.0           2.0           1.4           1.7
    Change in unrealized gains (losses)           1.9         (38.5)          4.4          18.4         (47.3)         25.9
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Total                                   $    37.9     $    (4.8)    $    25.9     $    38.4     $   (29.6)    $    42.9
                                           ===========   ===========   ===========  ============   ===========   ===========

    Total return on average market value %        1.7%         -0.2%          1.0%          1.5%         -1.2%          1.8%

Average duration of fixed maturities         2.2 years     2.3 years     2.2 years     2.2 years     2.2 years     2.1 years
Average credit quality of fixed maturities          AA            AA            AA           AA+           AA+           AA+


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2005
                               Capital (unaudited)
                     $ in millions, except per share amounts


                                 June 30        Mar 31         Dec 31         Sep 30        June 30           Mar 31
                                  2005           2005           2004           2004           2004           2004
                             -------------  -------------  -------------  ---------------------------------------------
Shareholders' equity          $   1,463.1    $   1,377.8    $   1,751.9    $   1,663.5    $     1,764.3    $   1,770.0
Senior Notes                        249.0          249.0          249.0          248.9            248.9          248.9
                             -------------  -------------  -------------  -------------  ---------------  -------------
     Total capital            $   1,712.1    $   1,626.8    $   2,000.9    $   1,912.4    $     2,013.2    $   2,018.9
                             -------------  -------------  -------------  -------------  ---------------  -------------

Financial leverage                   14.5%          15.3%          12.4%          13.0%            12.4%          12.3%


Common shares outstanding      63,327,564     63,327,564     62,131,232     61,853,732       62,251,232     63,442,597
Warrants outstanding            7,172,358      7,172,358      7,319,160      7,319,160        7,319,160      7,319,160
Options outstanding                     -              -      1,922,500      2,200,000        2,427,500      2,500,000
Share equivalents outstanding       2,200              -              -              -                -              -
                             -------------  -------------  -------------  -------------  ---------------  -------------
     Total                     70,502,122     70,499,922     71,372,892     71,372,892       71,997,892     73,261,757
                             -------------  -------------  -------------  -------------  ---------------  -------------

Dividend per share/warrant(1) $      0.36    $      5.86    $      0.34    $      0.34    $        0.34    $      0.34

     Total dividend payout    $      25.4    $     413.1    $      23.6    $      23.5    $        23.7    $      24.1

(1) Dividend per share/warrant in Q1-05 comprises a $0.36 ordinary quarterly dividend and a $5.50 special dividend.


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2005
                      Net Income Reconciliation (unaudited)
                                  $ in millions


                                                     Three months ended June 30
                                                        2005          2004
                                                  ----------------------------

Net income                                         $   108.7      $     107.0

Net realized gains on investments                  $    16.9      $       1.4

Net foreign exchange gains (losses)                $    (3.8)     $      (1.0)

Net income, excluding net realized gains /
 losses (1)                                        $    95.6      $     106.6


(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2005
                          Non-GAAP Financial Measures

Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP financial measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

In addition to presenting net income (loss), management believes that showing net income (loss) excluding net realized gains (losses) and net foreign exchange gains (losses), and diluted earnings (losses) per share, excluding net realized gains (losses), two non-GAAP financial measures, enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company's performance. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.

This financial supplement contains the presentation of 'Return on Equity' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on comprehensive income divided by the average shareholders' equity. The Company believes that this measure more accurately reflects the returns on equity delivered by management before taking into account the effect of all dilutive securities.

This financial supplement also contains the presentation of 'Dividend Yield' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on dividend per share divided by the prior quarter's fully converted book value per share. Management believes that this measure more accurately puts into context the amount of capital being paid in the form of dividends.

This financial supplement also contains the presentation of 'Fully converted book value per share' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options and warrants outstanding (assuming their exercise). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.

This financial supplement also contains the presentation of 'Total return to shareholders' which is a non-GAAP financial measure as defined by Regulation G. This calculation represents the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends accrued. Management believes that this measure most accurately reflects the return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.

This financial supplement also contains the presentation of 'Compound annual total return' which is a non-GAAP financial measure as defined by Regulation G. This calculation represents the compound annual internal rate of return of the increase in fully converted book value per share, including all dividends accrued to June 30, 2005. Management believes that this measure most accurately reflects the compound annual return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.